SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                            AVONDALE CAPITAL I CORP.
              ---------------------------------------------------
             (Exact Name of registrant as specified in its charter)

         Oklahoma                       0-32593                  73-1599600
         --------                       -------                  ----------
(State of Incorporation)            Commission File           (I.R.S. Employer
                                         Number                  I.D. Number)

             3033 N.W. 63 Street, Suite 200, Oklahoma City, Ok 73116
             -------------------------------------------------------
               (Address of Principal executive offices) (Zip Code)

                                 (405) 235-5728
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 3.02 Unregistered Sale of Equity Securities

     Avondale Capital I Corp. (the "Company") on February 17, 2005, effective February 22, 2005, sold in a private negotiated transaction with Firemark Capital, LLC, a Nevada limited liability company, 1,000,000 shares of Common Stock. The total sales price was $2,000 cash paid to the Company plus the Company receiving certain consulting services. The transaction was a private placement done under a Section 4(2) exemption from registration under the `33 Act.

Item 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers

     (a) N/A

     (b) On February 16, 2005, Chris Cochran resigned as President and Director of the Company. On February 24, 2005, Mark Robertson resigned as Secretary and Director of the Company.

     (c) On February 24, 2005, Gordon McDougall was appointed Director and President of the Company and Severino Amorelli was appointed Director and Secretary of the Company. Neither Mr. McDougall nor Mr. Amorelli have employment agreements with the Company.

     Gordon McDougall, age 48, President and Director. Since 1994 to the present, Mr. McDougall has been President of Campbell Capital Advisory Inc., a private management consulting and investment company. From June 1999 to June 2000, Mr. McDougall was President of Luna Medical Technologies, Inc., a medical device marketing company, listed on the NASD Over the Counter Bulletin Board.

     Severino Amorelli, age 27, Secretary and Director. Mr. Amorelli is the founder of Amorelli Investments LTD, a venture capital rasing company, incorporated in August 2004. From 1998 to 2004, Mr. Amorelli was employed by Tree Island Industries, a metal manufacturer.

     Neither Mr. McDougall nor Mr. Amorelli currently sit as a director or act as an officer of any publically listed company nor are there any family relations amongst any of the officers or directors. There are no transactions between any of the officers or directors and the Company.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

     (a) On February 28, 2005 an Amendment to the Certificate of Incorporation was filed with the Oklahoma Secretary of State changing the name of the Corporation to Wentworth Energy, Inc. And increasing the authorized shares of stock which the Corporation shall have authority to issue is 50,000,000 shares, of which 48,000,000 shares shall be common stock of a par value of $0.001 each, and of which 2,000,000 shares shall be preferred stock with a par value of $0.001 each.

     (b) N/A


Item 9.01  Financial Statements and Exhibits

     (a) N/A

     (b) N/A

     (c) Exhibits

Exhibit
Number             Description
------             -----------

3(i)2 First Amendment to the Certificate of Incorporation of Avondale Capital I Corp.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             AVONDALE CAPITAL I CORP.

                                             By:  /s/ Gordon McDougall
                                                  ------------------------------
                                                      Gordon McDougall
                                                      President
Dated:  February 28, 2005